UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 24, 2005

Date of earliest event reported: March 24, 2005

FULTON FINANCIAL CORPORATION

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	Commission File No.	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, PA	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 291-2411

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 13, 2005, Charles V. Henry, III and J. Robert Hess, each of whom are currently directors of Fulton and have attained 70 years of age since Fulton’s 2004 Annual Meeting of Stockholders will retire in accordance with Fulton’s policy establishing a mandatory retirement age of 70 years for directors.

Fulton’s 2005 Annual Meeting of Stockholders is presently scheduled for April 13, 2005 beginning at noon. Messrs. Henry and Hess will also retire as members of the Trust Committee of the Board of Directors of Fulton on that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

By:	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and Chief Financial Officer

Date: March 24, 2005